The Guardian Life Insurance Company of America

7 Hanover Square

New York, New York 10004

Via Edgar

February 28, 2011

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

Re:	The Guardian Variable Account 1

File Number: 811-02079

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), The Guardian Variable Account 1, a unit investment trust registered under the Act, recently mailed to its contract owners the Semiannual Reports of the following underlying management investment company, RS Investment Management Co. LLC.

This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, RS Investment Management Co. LLC will file its Semiannual Report with file the Commission via Edgar.

To the extent necessary, that filing is incorporated herein by reference.

Any questions regarding this filing should be directed to the undersigned at (212) 598-8359.

Sincerely,

/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr.
Vice President and Equity Counsel